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                                                              EXHIBIT 23.5

                   CONSENT OF RYDER SCOTT COMPANY, L.P.

  As independent petroleum engineers, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement covering the merger of Key Production Company Inc. and Columbus Energy Corp. of our Firm's audit of the proved oil and gas reserve quantities of Key Production Company, Inc. as of January 1, 2000.

                                          Very truly yours,

                                          RYDER SCOTT COMPANY, L.P.

Denver, Colorado

November 27, 2000